EXHIBIT NUMBER 10.44

                                 AMENDMENT NO. 5
                                       TO
                                CREDIT AGREEMENTS

     THIS AMENDMENT NO. 5 TO CREDIT AGREEMENTS ("Amendment") is dated as of July 25, 1997, by and among LEVITZ FURNITURE CORPORATION, a Florida corporation ("LFC"), LEVITZ FURNITURE COMPANY OF THE MIDWEST, INC., a Colorado corporation ("LFC Midwest"), LEVITZ FURNITURE COMPANY OF THE PACIFIC, INC., a California corporation ("LFC Pacific"), LEVITZ FURNITURE COMPANY OF WASHINGTON, INC., a Washington corporation ("LFC Washington") and JOHN M. SMYTH COMPANY, an Illinois corporation ("Smyth") (LFC, LFC Midwest, LFC Pacific, LFC Washington and Smyth sometimes hereinafter referred to individually as a "Borrower" and collectively as the "Borrowers"); LFC, acting in its capacity as borrowing agent for the Borrowers (LFC, in such capacity, the "LFC Funds Administrator"); BT COMMERCIAL CORPORATION, a Delaware corporation (in its individual capacity, hereinafter referred to as "BTCC"), acting in its capacity as agent (in such capacity, hereinafter referred to as the "Tranche A Agent") under the "Tranche A Credit Agreement" (as hereinafter defined); BTCC, acting in its capacity as agent (in such capacity, hereinafter referred to as the "Tranche B Agent") under the "Tranche B Credit Agreement" (as hereinafter defined); and each of the Lenders under and as defined in the Tranche A Credit Agreement (hereinafter referred to as the "Tranche A Lenders") and the "Tranche B Lenders" (as defined in the Tranche A Credit Agreement). Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to such terms in the Tranche A Credit Agreement.

                                   WITNESSETH:

     WHEREAS, Borrowers, the Tranche A Agent and the Tranche A Lenders have entered into that certain Credit Agreement dated as of July 1, 1996, as amended (the "Tranche A Credit Agreement"), pursuant to which the Tranche A Lenders have agreed to make certain loans and other financial accommodations to or for the account of Borrowers;

     WHEREAS, Borrowers, the Tranche B Agent and the Tranche B Lenders have entered into that certain Credit Agreement dated as of July 1, 1996, as amended (the "Tranche B Credit Agreement"), pursuant to which the Tranche B Lenders have agreed to make certain loans and other financial accommodations to or for the account of Borrowers;

     WHEREAS, the Tranche A Agent and the Tranche B Agent (sometimes hereinafter referred to collectively as the "Agents") and the Tranche A Lenders and the Tranche B Lenders (sometimes hereinafter referred to collectively as the "Lenders") have agreed to amend certain provisions of the respective Credit Agreements on the terms and subject to the conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the respective parties hereto agree as follows:

     1. AMENDMENT TO CREDIT AGREEMENTS. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in Section 3 below, and in reliance upon the representations and warranties of Borrowers set forth herein, each of the Credit Agreements is hereby amended as follows:

            1.1 The definition of the term "Borrowing Base" set forth in Section
1.1 of each of the Credit Agreements is hereby amended by inserting the following language therein immediately following the semi-colon appearing at the end of clause (c) thereof:

                           plus

                  (d) 9,000,000, during the period commencing on July 25, 1997 and ending on the earlier to occur of (x) October 31, 1997 and (y) the date on which the Net Cash Disposition Proceeds of the sale by Smyth of the Unrestricted Real Property located at 825 West North Avenue, Chicago, Illinois are received by or for the account of the LFC Funds Administrator or any Borrower;

         3. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date hereof, upon satisfaction of each of the following conditions:

                  (a) Agents shall have received a copy of this Amendment, duly executed by the LFC Funds Administrator, each of the Borrowers and the Majority Lenders; and

                  (b) receipt by the Agent in immediately available funds for the ratable benefit of the Lenders of an amount equal to $250,000.

         4.       REPRESENTATIONS, WARRANTIES AND COVENANTS.

                  4.1 Each of the Borrowers hereby represents and warrants to each of the Agents and Lenders that, after giving effect to this Amendment:

                  (a) All representations and warranties contained in each of the Credit Agreements and the other Transaction Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date);

                  (b) No Default or Event of Default has occurred which has not been waived (or, in the case of an Event of Default, cured) pursuant to the respective terms of the Credit Agreements;

                  (c) this Amendment, and each of the Credit Agreements as amended hereby, constitute legal, valid and binding obligations of the LFC Funds Administrator and each of the Borrowers and are enforceable against such Persons in accordance with their respective terms; and

                  (d) the execution and delivery by the LFC Funds Administrator and each of the Borrowers of this Amendment does not require the consent or approval of any Person, except such consents and approvals as shall have been obtained.

         a. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENTS AND THE OTHER TRANSACTION DOCUMENTS.

                  4.1 Upon the effectiveness of this Amendment, each reference in each of the Credit Agreements to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in each of the other Transaction Documents to the "Credit Agreement" the "Tranche A Credit Agreement" and/or the "Tranche B Credit Agreement" shall in each case mean and be a reference to the respective Credit Agreements as amended hereby.

                  4.2 Except as expressly set forth herein, (i) the execution and delivery of this Amendment shall in no way affect any of the respective rights, powers or remedies of either of the Agents or any of the Lenders with respect to any Default or Event of Default nor constitute a waiver of any provision of either of the Credit Agreements or any of the other Transaction Documents and (ii) all of the respective terms and conditions of the Credit Agreement, the other Transaction Documents and all other documents, instruments, amendments and agreements executed and/or delivered by the Borrowers and/or the LFC Funds Administrator pursuant thereto or in connection therewith shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution and delivery of this Amendment by the Agents and each of the Lenders shall in no way obligate the Agents or any of the Lenders, at any time hereafter, to consent to any other amendment or modification of any term or provision of the Credit Agreements or any of the other Transaction Documents, whether of a similar or different nature.

         5. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS AND DECISIONS OF THE STATE OF NEW YORK.

         6. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         7. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.




































                            [SIGNATURE PAGES FOLLOW]

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.

                                       LFC FUNDS ADMINISTRATOR:

                                       LEVITZ FURNITURE CORPORATION, a Florida
                                       corporation, in its capacity as
                                       LFC Funds Administrator


                                       By:  /S/  PATRICK J. NOLAN
                                       Name:     PATRICK J. NOLAN
                                       Title:    VICE PRESIDENT

                                       AGENTS:

                                       BT COMMERCIAL CORPORATION, in its
                                       respective capacities as Tranche A
                                       Agent and Tranche B Agent


                                       By:  /S/  WAYNE D. HILLOCK
                                                 Wayne D. Hillock
                                                 Senior Vice President

                                       BORROWERS:

                                       LEVITZ FURNITURE CORPORATION, a Florida
                                       corporation


                                       By:  /S/  PATRICK J. NOLAN
                                       Name:     Patrick J. Nolan
                                       Title:    Senior Vice President


                                       LEVITZ FURNITURE COMPANY OF THE
                                       MIDWEST, INC., a Colorado corporation


                                       By:  /S/  PATRICK J. NOLAN
                                       Name:     Patrick J. Nolan
                                       Title:    Senior Vice President


                                       LEVITZ FURNITURE COMPANY OF THE
                                       PACIFIC, INC., a California corporation


                                       By:  /S/  PATRICK J. NOLAN
                                       Name:     Patrick J. Nolan
                                       Title:    Senior Vice President


                                       LEVITZ FURNITURE COMPANY OF WASHINGTON,
                                       INC., a Washington corporation


                                       By:  /S/  PATRICK J. NOLAN
                                       Name:     Patrick J. Nolan
                                       Title:    Senior Vice President


                                       JOHN M. SMYTH COMPANY, an Illinois
                                       corporation


                                       By:  /S/  PATRICK J. NOLAN
                                       Name:     Patrick J. Nolan
                                       Title:    Senior Vice President

                                       AGENTS:

                                       BT COMMERCIAL CORPORATION, in its
                                       respective capacities as Tranche A
                                       Agent and Tranche B Agent


                                       By:  /S/  WAYNE D. HILLOCK
                                                 Wayne D. Hillock
                                                 Senior Vice President

                                       LENDERS:

                                       BT COMMERCIAL CORPORATION


                                       By:  /S/  WAYNE D. HILLOCK
                                                 Wayne D. Hillock
                                                 Senior Vice President


                                       SANWA BUSINESS CREDIT CORPORATION


                                       By:
                                       Name:
                                       Title:


                                       LASALLE NATIONAL BANK


                                       By:
                                       Name:
                                       Title:


                                       CONGRESS FINANCIAL CORPORATION
                                       (CENTRAL)


                                       By:
                                       Name:
                                       Title:


                                       HELLER FINANCIAL, INC.


                                       By:  /S/  DWAYNE  L. COKER
                                       Name:     DWAYNE COKER
                                       Title:    VICE PRESIDENT


                                       TRANSAMERICA BUSINESS CREDIT
                                       CORPORATION


                                       By:
                                       Name:
                                       Title:

                                       FINOVA CAPITAL CORPORATION


                                       By:  /S/  PETER MARTINEZ
                                       Name:      PETER MARTINEZ
                                       Title:     VICE PRESIDENT


                                       SILVER OAK CAPITAL L.L.C.


                                       By: /S/ FRED BERGER
                                       Name:     FRED BERGER
                                       Title:    ATTORNEY IN FACT